NUVEEN FLEXIBLE INCOME FUND

SUPPLEMENT DATED MAY 25, 2023

TO THE SUMMARY PROSPECTUS DATED DECEMBER 29, 2022

Effective June 1, 2023, the section entitled “Principal Investment Strategies” is revised as follows.

1.	The first four paragraphs are deleted and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in income producing debt, preferred and convertible securities. Debt securities in which the Fund invests include corporate debt securities, mortgage-backed securities, taxable municipal securities and U.S. government and agency debt securities.

2.	The first sentence of the sixth paragraph is deleted and replaced with the following:

The Fund may invest up to 10% of its net assets in equity securities other than preferred securities, including common stocks, real estate investment trusts (“REITs”), depositary receipts and other types of securities with equity characteristics.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-TFI-0523P